UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 18, 2005

FIFTH THIRD BANCORP

(Exact Name of Registrant as Specified in Its Charter)

OHIO

(State or Other Jurisdiction of Incorporation)

0-8076	31-0854434
(Commission File Number)	(IRS Employer Identification No.)

Fifth Third Center 38 Fountain Square Plaza, Cincinnati, Ohio	45263
(Address of Principal Executive Offices)	(Zip Code)

(513) 534-5300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02        Results of Operations and Financial Condition

On October 18, 2005, Fifth Third Bancorp issued a press release and its quarterly financial supplement announcing its earnings release for the third quarter of 2005. A copy of this press release and its quarterly financial supplement is attached as Exhibit 99.1 and 99.2, respectively. This information is furnished under both Item 2.02 Results of Operations and Financial Condition and Item 7.01 Regulation FD Disclosure. The information in this Form 8-K and Exhibits attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.

Item 7.01        Regulation FD Disclosure

On October 18, 2005, Fifth Third Bancorp issued a press release and its quarterly financial supplement announcing its earnings release for the third quarter of 2005. A copy of this press release and its quarterly financial supplement is attached as Exhibit 99.1 and 99.2, respectively. This information is furnished under both Item 2.02 Results of Operations and Financial Condition and Item 7.01 Regulation FD Disclosure. The information in this Form 8-K and Exhibits attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.

Item 9.01        Financial Statements and Exhibits

Exhibit 99.1 – Press release dated October 18, 2005.

Exhibit 99.2 – Quarterly Financial Supplement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH THIRD BANCORP
(Registrant)

October 18, 2005	/s/ R. Mark Graf
R. Mark Graf
Senior Vice President and
Chief Financial Officer